SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported)  June 28, 1996

                    BALCOR REALTY INVESTORS 85 - SERIES II
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-14351
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3327917
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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a)  Hunter's Glen Apartments

In 1984, the Partnership acquired Hunter's Glen Apartments, St. Louis County, Missouri, utilizing approximately $3,400,000 of offering proceeds. The property was acquired subject to first mortgage financing of $6,066,000. In 1988, the property was refinanced with a $5,340,000 first mortgage loan from a third party and a $902,800 second mortgage loan from an affiliate of the General Partner. In 1992, the holder of the first mortgage loan applied against the principal amount of the loan $945,000 previously pledged by the Partnership as additional collateral. The second mortgage loan was repaid in 1993. The first mortgage loan was refinanced in 1993 with a $4,650,000 first mortgage loan from a third party. The Partnership received approximately $200,000 in excess refinancing proceeds.

On June 30, 1996, the Partnership contracted to sell the property for a sale price of $9,100,000 to an unaffiliated party, ERP Operating Limited Partnership, an Illinois limited partnership. The purchaser has deposited $300,000 into an escrow account as earnest money. The remaining portion of the sale price will be payable in cash at closing, which is scheduled to close on August 1, 1996. From the proceeds of the sale, the Partnership will repay the outstanding principal balance of the first mortgage loan which is expected to be approximately $4,550,000 at closing and $159,250 to an unaffiliated party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee for services rendered in connection with the sale of the property of $91,000. The Partnership will receive the remaining proceeds of approximately $4,298,750, less closing costs. Of such proceeds, an amount not to exceed $500,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until 120 days after closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The Partnership and affiliates of the General Partner have recently sold or contracted to sell 19 other properties to the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

b)  Willow Bend Lake Apartments

In 1984, the Partnership acquired the Willow Bend Lake Apartments, East Baton Rouge Parish, Louisiana, utilizing approximately $5,796,335 of offering proceeds. The property was acquired subject to first mortgage financing of $10,655,000. In 1987, the mortgage loan was refinanced with a new mortgage loan from a third party of approximately $8,000,000. In connection with the refinancing, the Partnership prepaid approximately $2,659,000 of the loan balance utilizing funds borrowed from the General Partner. The mortgage loan was refinanced again in 1993 with a new $9,975,000 mortgage loan from a third party. The Partnership received excess refinancing proceeds of approximately $1,900,000.
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On June 28, 1996, the Partnership contracted to sell the property for a sale price of $14,853,000 to an unaffiliated party, BH TFL, Inc. On or before July 23, 1996, upon completion of the purchaser's due diligence review, the purchaser will deposit $148,530 into an escrow account as earnest money. The remaining portion of the sale price will be payable in cash at closing, which is scheduled to occur on August 15, 1996. From the proceeds of the sale, the Partnership will pay the outstanding balance of the first mortgage loan which is expected to have an outstanding principal balance of approximately $9,758,000 at closing and $222,795 to an unaffiliated party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee for services rendered in connection with the sale of the property of $111,398. The Partnership will receive the remaining proceeds of approximately $4,760,800, less closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

Affiliates of the General Partner have simultaneously contracted to sell 5 other properties to the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

ITEM 5.  OTHER INFORMATION
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a)  Country Oaks Apartments

In 1985, the Partnership acquired the Country Oaks Apartments, Memphis, Tennessee, utilizing approximately $3,200,000 of offering proceeds. The property was acquired subject to first mortgage financing of $5,518,000. The loan was refinanced in 1988 with a new $5,715,000 mortgage loan and was refinanced again in 1995 with a new $6,010,000 mortgage loan, with both loans obtained from third parties. The Partnership received excess proceeds of approximately $350,000 in connection with the 1995 refinancing.

On June 25, 1996, the Partnership contracted to sell the property for a sale price of $8,250,000 to an unaffiliated party, SCA North Carolina Limited Partnership, a Delaware limited partnership. The purchaser has deposited $250,000 into an escrow account as earnest money. The purchaser is expected to take title to the property subject to the existing first mortgage loan which is expected to have an outstanding principal balance of approximately $5,950,000 at closing, scheduled to occur no later than August 14, 1996. From the proceeds of the sale, the Partnership will pay $123,750 as a brokerage commission to an affiliate of the third party providing property management services for the property. The Partnership will receive the remaining proceeds of approximately $2,176,250, less closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions, including receipt of the lender's consent. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

b) Marbrisa Apartments

As previously reported, on May 31, 1996, the joint venture which owned Marbrisa Apartments, Hillsborough County, Florida, contracted to sell the property for a sale price of $8,100,000. On June 18, 1996, the purchaser exercised its option to terminate the agreement of sale and a closing of the sale will not occur. Pursuant to the agreement of sale, $81,000 in earnest money previously deposited and interest accrued thereon will be returned to the purchaser.

c) Steeplechase Apartments

As previously reported, on May 31, 1996, the Partnership contracted to sell Steeplechase Apartments, Lexington-Fayette, Kentucky, for a sale price of $11,500,000. On June 18, 1996, the purchaser exercised its option to terminate the agreement of sale and a closing of the sale will not occur. Pursuant to the agreement of sale, $115,000 in earnest money previously deposited and interest accrued thereon will be returned to the purchaser.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (2) (a) Agreement of Sale relating to the sale of Hunter's Glen Apartments, St. Louis County, Missouri.

               (b)(i) Agreement of Sale and attachment thereto relating to the sale of Willow Bend Lake Apartments, East Baton Rouge Parish, Louisiana.

                 (ii)  Amendment to Agreement of Sale and Escrow
                       Agreement relating to the sale of Willow Bend
                       Lake Apartments, East Baton Rouge Parish, Louisiana.

          (99) (a) Agreement of Sale and attachment thereto and letter agreements dated June 25, 1996 and July 8, 1996 relating to the sale of Country Oaks Apartments, Memphis, Tennessee.

                (b) Letter of Termination dated June 18, 1996 relating to the sale of Marbrisa Apartments, Hillsborough County, Florida, and Steeplechase Apartments, Lexington-Fayette, Kentucky.

     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.

Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR REALTY INVESTORS 85 -SERIES II
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Partners-XVII, an Illinois
                                 general partnership, its general
                                 partner

                         By:  The Balcor Company,
                                 a Delaware corporation,
                                 a partner

                         By:  /s/Jerry M. Ogle
                            ------------------------------------
                                 Jerry M. Ogle, Vice President
                                 and Secretary
Dated:  July 12, 1996
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